AGREEMENT AND AMENDMENT NO. 1
TO LOAN AGREEMENT

     This AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT, dated as of September 15, 2014 (this "Amendment"), is among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the "Borrower"), GOLDEN QUEEN MINING COMPANY, LLC, a California limited liability company ("GQMCA"), GOLDEN QUEEN MINING HOLDINGS, INC., a California corporation ("GQMCA Holdco"), and HARRIS CLAY, an individual (the "Lender"). All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Loan Agreement (as defined below).

     WHEREAS, the Borrower, Golden Queen Mining Co., Inc., a California corporation ("GQ Inc.") and the Lender are parties to that certain Loan Agreement dated as of January 1, 2014 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender advanced the Principal Amount to the Borrower and the Borrower issued its Promissory Note to the Lender;

     WHEREAS, on September 10, 2014 GQ Inc. was converted into GQMCA, which has succeeded to all of the debts and liabilities of GQ Inc.;

     WHEREAS, the Borrower has requested that the Lender amend the Loan Agreement as set forth herein in connection with the closing of the transactions referred to in that certain Transaction Agreement dated as of June 8, 2014, among the Borrower, GQ Inc., Auvergne, LLC, Gauss Holdings LLC and Gauss LLC.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to the Loan Agreement.

          1.1 The Preamble to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

           "THIS AGREEMENT is made effective this 1st day of January, 2014

          AMONG:

          GOLDEN QUEEN MINING CO. LTD., a corporation existing under the laws of the Province of British Columbia with an address at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5

          (the "Borrower")

          AND:

          GOLDEN QUEEN MINING HOLDINGS, INC., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California, 93501

          (the "Guarantor")

          AND:

          HARRIS CLAY, an individual with an address at 933 Milledge Road, Augusta, GA 20904

          (the "Lender")

          1.2 All references in the Loan Agreement to the "Guarantor" shall be references to GQMCA Holdco and not to GQMCA.

          1.3 Section 1(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(e) "Financing" means one or more financings by the Borrower where collectively the aggregate proceeds received by the Borrower itself are at least $15,000,000 in United States currency;"

          1.4 Section 4(a)(ii) is hereby amended and restated in its entirety to read as follows:

          "(ii) The first date on which proceeds of a Financing are received; and"

          1.5 Section 4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) The Borrower may prepay all or part of the Loan in full at any time prior to the Maturity Date, provided that if the prepayment is made after July 1, 2014, the prepayment will be in the amount of 105% of the Principal Amount, plus accrued interest and other costs forming part of the Outstanding Balance."

          1.6 Section 5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "5. [Deleted]".

          1.7 Section 9(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) [Deleted]".

     2. Guarantor. GQMCA Holdco hereby agrees to become the "Guarantor" under the Loan Agreement and assumes all of the obligations of the "Guarantor" thereunder. The Lender hereby unconditionally and irrevocably and forever releases, acquits and discharges GQMCA (and any successor of GQMCA) of and from, and hereby unconditionally and irrevocably waives, any and all claims, debts, losses, liabilities, suits, judgments, damages, actions and causes of action and obligations of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract, direct or indirect, at law or in equity, that the Lender ever had, now has or ever may have or claim to have against GQMCA (or its successor), for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising from, in respect of, or relating to, the Loan Agreement.

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     3. Representations. The Borrower and the Guarantor, jointly and severally, hereby represent and warrant to the Lender as follows:

          (a) no Event of Default, as described in Section 13 of the Loan Agreement, has occurred and is continuing as of the date hereof; and

          (b) the representations and warranties contained in Section 10 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

     4. General. The foregoing amendments to the Loan Agreement are limited as provided herein and do not extend to other provisions of the Loan Agreement not specified herein or to any other matter. The Loan Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Amendment No. 1 to Loan Agreement as of the date first written above.

GOLDEN QUEEN MINING CO. LTD.

HARRIS CLAY	Per:
Authorized Signatory

GOLDEN QUEEN MINING COMPANY, LLC

Per:
Authorized Signatory

GOLDEN QUEEN MINING HOLDINGS, INC.

Per:
Authorized Signatory

[Amendment No. 1 to Loan Agreement]

AGREEMENT AND AMENDMENT NO. 1
TO LOAN AGREEMENT

     This AGREEMENT AND AMENDMENT NO. 1 TO LOAN AGREEMENT, dated as of September 15, 2014 (this "Amendment"), is among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the "Borrower"), GOLDEN QUEEN MINING COMPANY, LLC, a California limited liability company ("GQMCA"), GOLDEN QUEEN MINING HOLDINGS, INC., a California corporation ("GQMCA Holdco"), and CLAY FAMILY 2009 IRREVOCABLE TRUST, DATED APRIL 14, 2009 (the "Lender"). All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Loan Agreement (as defined below).

     WHEREAS, the Borrower, Golden Queen Mining Co., Inc., a California corporation ("GQ Inc.") and the Lender are parties to that certain Loan Agreement dated as of January 1, 2014 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender advanced the Principal Amount to the Borrower and the Borrower issued its Promissory Note to the Lender;

     WHEREAS, on September 10, 2014 GQ Inc. was converted into GQMCA, which has succeeded to all of the debts and liabilities of GQ Inc.;

     WHEREAS, the Borrower has requested that the Lender amend the Loan Agreement as set forth herein in connection with the closing of the transactions referred to in that certain Transaction Agreement dated as of June 8, 2014, among the Borrower, GQ Inc., Auvergne, LLC, Gauss Holdings LLC and Gauss LLC.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to the Loan Agreement.

          1.1 The Preamble to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "THIS AGREEMENT is made effective this 1st day of January, 2014

          AMONG:

          GOLDEN QUEEN MINING CO. LTD., a corporation existing under the laws of the Province of British Columbia with an address at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5

          (the "Borrower")

          AND:

          GOLDEN QUEEN MINING HOLDINGS, INC., a corporation existing under the laws of the State of California, with an address at 15772 K Street, Mojave, California, 93501

          (the "Guarantor")

          AND:

          CLAY FAMILY 2099 IRREVOCABLE TRUST, DATED APRIL 14, 2009, a trust having an address at 10 Memorial Blvd., Suite 902, Providence, Rhode Island, 02903

          (the "Lender")

          1.2 All references in the Loan Agreement to the "Guarantor" shall be references to GQMCA Holdco and not to GQMCA.

          1.3 Section 1(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(e) "Financing" means one or more financings by the Borrower where collectively the aggregate proceeds received by the Borrower itself are at least $15,000,000 in United States currency;"

          1.4 Section 4(a)(ii) is hereby amended and restated in its entirety to read as follows:

          "(ii) The first date on which proceeds of a Financing are received; and"

          1.5 Section 4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) The Borrower may prepay all or part of the Loan in full at any time prior to the Maturity Date, provided that if the prepayment is made after July 1, 2014, the prepayment will be in the amount of 105% of the Principal Amount, plus accrued interest and other costs forming part of the Outstanding Balance."

          1.6 Section 5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "5. [Deleted]".

          1.7 Section 9(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(b) [Deleted]".

     2. Guarantor. GQMCA Holdco hereby agrees to become the "Guarantor" under the Loan Agreement and assumes all of the obligations of the "Guarantor" thereunder. The Lender hereby unconditionally and irrevocably and forever releases, acquits and discharges GQMCA (and any successor of GQMCA) of and from, and hereby unconditionally and irrevocably waives, any and all claims, debts, losses, liabilities, suits, judgments, damages, actions and causes of action and obligations of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract, direct or indirect, at law or in equity, that the Lender ever had, now has or ever may have or claim to have against GQMCA (or its successor), for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising from, in respect of, or relating to, the Loan Agreement.

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     3. Representations. The Borrower and the Guarantor, jointly and severally, hereby represent and warrant to the Lender as follows:

           (a) no Event of Default, as described in Section 13 of the Loan Agreement, has occurred and is continuing as of the date hereof; and

          (b) the representations and warranties contained in Section 10 of the Loan Agreement are true and correct in all material respects on and as of the date hereof.

     4. General. The foregoing amendments to the Loan Agreement are limited as provided herein and do not extend to other provisions of the Loan Agreement not specified herein or to any other matter. The Loan Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Amendment No. 1 to Loan Agreement as of the date first written above.

CLAY FAMILY 2009 IRREVOCABLE	GOLDEN QUEEN MINING CO. LTD.
TRUST, DATED APRIL 14, 2009

Per:
THOMAS M. CLAY, Trustee		Authorized Signatory

GOLDEN QUEEN MINING COMPANY, LLC

Per:
Authorized Signatory

GOLDEN QUEEN MINING HOLDINGS, INC.

Per:
Authorized Signatory

[Amendment No. 1 to Loan Agreement]

AMENDED AND RESTATED PROMISSORY NOTE

Date: September 15, 2014
(originally dated December 31, 2013)	Vancouver, British Columbia

FOR VALUE RECEIVED, GOLDEN QUEEN MINING CO. LTD. (the "Borrower"), promises to pay to the order of Clay Family 2009 Irrevocable Trust, dated April 14, 2009 (the "Lender") on or before December 31, 2014 (the "Maturity Date"), the sum of seven million five hundred thousand United States dollars (US$7,500,000) (the "Principal Amount") with interest thereon at the rate of 5% per annum, payable on the Maturity Date, provided that if the Principal Amount is repaid on a date that is less than 183 days prior to the Maturity Date, then the Borrower will instead pay to the Lender the amount of 105% of the Principal Amount plus interest on the Principal Amount at the rate of 5% per annum..

The Borrower hereby waives demand for payment and presentment hereof.

Time shall be of the essence. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the Province of British Columbia.

This Note is issued by the Borrower pursuant to the terms of an Agreement and Amendment No. 1 to Loan Agreement between the Borrower and the Lender dated September 15, 2014.

ACCEPTED:	GOLDEN QUEEN MINING CO. LTD.
(Borrower)
Clay Family 2009 Irrevocable Trust,
Dated April 14, 2009

Trustee	Signature of Borrower (or Authorized Signatory)

Print Name of Signature

Signature of Borrower (or its Authorized Signatory)
Witnessed by:

Signature of Witness

Print Name of Witness

AMENDED AND RESTATED PROMISSORY NOTE

Date: September 15, 2014
(originally dated December 31, 2013)	Vancouver, British Columbia

FOR VALUE RECEIVED, GOLDEN QUEEN MINING CO. LTD. (the "Borrower"), promises to pay to the order of Harris Clay (the "Lender") on or before December 31, 2014 (the "Maturity Date"), the sum of two million five hundred thousand United States dollars (US$2,500,000) (the "Principal Amount") with interest thereon at the rate of 5% per annum, payable on the Maturity Date, provided that if the Principal Amount is repaid on a date that is less than 183 days prior to the Maturity Date, then the Borrower will instead pay to the Lender the amount of 105% of the Principal Amount plus interest on the Principal Amount at the rate of 5% per annum.

The Borrower hereby waives demand for payment and presentment hereof.

Time shall be of the essence. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws of the Province of British Columbia.

This Note is issued by the Borrower pursuant to the terms of an Agreement and Amendment No. 1 to Loan Agreement between the Borrower and the Lender dated September 15, 2014.

ACCEPTED:	GOLDEN QUEEN MINING CO. LTD. (Borrower)

Harris Clay	Signature of Borrower (or Authorized Signatory)

Print Name of Signatory

Signature of Borrower (or its Authorized Signatory)
Witnessed by:

Signature of Witness

Print Name of Witness